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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 1, 2004
              (Date of Earliest Event Reported: September 30, 2004)


                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                        1-14365               76-0568816
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On September 30, 2004, we filed our Annual Report on Form 10-K for the year ended December 31, 2003. We also announced that certain operational statistics would be made available on our website at www.elpaso.com. A copy of our press release is attached as Exhibit 99.A. A copy of the operational statistics is attached as Exhibit 99.B. The attached Exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.


        EXHIBIT
         NUMBER    DESCRIPTION
         99.A      Press Release dated September 30, 2004.
         99.B      Operational Statistics


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              EL PASO CORPORATION



                                              By: /s/ JEFFREY I. BEASON
                                                 -------------------------------
                                                    Jeffrey I. Beason
                                                   Senior Vice President
                                                      and Controller
                                                (Principal Accounting Officer)

Dated:  October 1, 2004


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                                  EXHIBIT INDEX

             EXHIBIT
             NUMBER                DESCRIPTION
              99.A                 Press Release dated September 30, 2004.
              99.B                 Operational Statistics